THE RBB FUND, INC.

Robeco Investment Funds

Robeco WPG 130/30 Large Cap Core Fund

Robeco Boston Partners Long/Short Equity Fund

Supplement dated November 18, 2008

to the Institutional Class and Investor Class Prospectuses

dated December 31, 2007, as revised May 6, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

1.    Adoption of Plan of Reorganization for the Robeco WPG 130/30 Large Cap Core Fund:

At a meeting held on November 13, 2008, the Board of Directors of The RBB Fund, Inc. (the “Company”) approved a Plan of Reorganization providing for the reorganization of the Robeco WPG 130/30 Large Cap Core Fund (the “130/30 Fund”) into the Robeco Boston Partners Long/Short Equity Fund (the “Long/Short Fund”). The Plan of Reorganization sets forth the terms by which the 130/30 Fund would transfer its assets and liabilities to the Long/Short Fund in exchange for shares of the Long/Short Fund and such Long/Short Fund shares would be distributed to shareholders of the 130/30 Fund. The Long/Short Fund, like the 130/30 Fund, is a portfolio of the Company and is advised by Robeco Investment Management, Inc. (the “Adviser”). The Long/Short Fund has similar investment objectives and principal investment strategies to those of the 130/30 Fund.

A Special Meeting of Shareholders of the 130/30 Fund will be held on or about February 18, 2009 at which shareholders of the 130/30 Fund will be asked to consider and approve the Plan of Reorganization. The approval of the shareholders of the Long/Short Fund is not required. A combined proxy statement and prospectus with respect to the proposed reorganization will be mailed to shareholders of the 130/30 Fund in advance of the meeting. If approved by shareholders, it is expected that the reorganization will occur on or about February 27, 2009.

2.    Reopening of the Robeco Boston Partners Long/Short Equity Fund

Effective November 24, 2008, the Long/Short Fund will be reopened to new and existing shareholders. Subject to the discretion of the Company’s Board of Directors, the Adviser will monitor the total assets of the Long/Short Fund and may decide to close the Fund at any time thereafter to new investments or new accounts due to concerns that a significant increase in the size of the Long/Short Fund may adversely affect the implementation of the Fund’s strategy.

Please retain this Supplement for future reference.